SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): January 28, 2004

                       Monolithic System Technology, Inc.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                          (State or other jurisdiction
                                of incorporation)


            000-32929                                      77-0291941
     Commission File Number                             (I.R.S. Employer
                                                     Identification Number)



                               1020 Stewart Drive
                           Sunnyvale, California 94085
                ___________________________________________________
               (Address of principal executive offices) (Zip Code)


      (Registrant's telephone number, including area code): (408) 731-1800

  ITEM 7.         EXHIBITS

     (c) Exhibit 99.1 which is a press release issued by Monolithic System Technology, Inc. on January 28, 2004 is being furnished with this report pursuant to Item 12 (a).

  ITEM 12.        Results of Operations and Financial Conditions


  The following information is being provided under Item 12:

     (a) The following information is being furnished by Monolithic System Technology, Inc. as required by Item 12 (a) and shall not be deemed to be "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934.

          On January 28, 2004, Monolithic System Technology, Inc. issued a press release announcing results for the fiscal year and quarter ended December 31, 2003. A copy delayed this press release is furnished as
          Exhibit 99.1 to this report and is incorporated by reference in response to Item 12 (a).


         Exhibits
         --------

          99.1 Financial information for Monolithic System Technology, Inc. for the fiscal year and quarter ended December 31, 2003 as presented in a press release dated January 28, 2004.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                                          Monolithic System Technology, Inc.


                                          By:  /s/ Mark Voll
                                               ---------------------------------
                                         Name: Mark Voll
                                        Title: Vice President, CFO and Secretary
                                               January 28, 2004